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                                     EXHIBIT 23.1

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1996 included in this Form 10-KSB into the Company's previously filed registration statements number 333-14175 and 333-11489.

                                            /s/ LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
June 25, 1997